WARRANTS LIABILITY	12 Months Ended
Dec. 31, 2025
WARRANTS LIABILITY
WARRANTS LIABILITY

NOTE 7    -    WARRANTS LIABILITY

In July 2023, the Company issued 270,270 shares of Common Stock and 270,270 private placement warrants (“July 2023 warrants”) to purchase shares of Common Stock. The gross proceeds from this transaction were approximately $7.5 million. The Common Warrants contain provisions regarding settlement in the event of a fundamental transaction that calculate the fair value of the warrants using a prespecified volatility assumption that was not consistent with the input used to value the warrants at issuance which causes the warrants to be classified as liabilities. The Common Warrants will be measured at fair value at inception and in subsequent reporting periods with changes in fair value recognized as financial income or expense as change in fair value of warrant liabilities in the period of change in the condensed consolidated statements of comprehensive loss. July 2023 warrants are classified as Level 3 financial instruments in the fair value hierarchy (refer to Note 9, Fair Value Measurement).

On March 31, 2025, July 2023 warrants were exercised. As of the exercise date the fair value of July 2023 warrants were recorded at a fair value of $268, including a decrease of $179 for the three - month period ended March 31, 2025. The change has been recognized as loss on change in fair value of derivatives in the Company’s Consolidated Statements of Comprehensive Loss. The warrants were part of the March 31, 2025 warrant inducement agreement and as of December 31, 2025 no warrant liability exists.